Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Georgia Gulf Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Carrico, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes- Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul D. Carrico
Paul D. Carrico
President and Chief Executive Officer
May 15, 2009

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Georgia Gulf Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory C. Thompson, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory C. Thompson
Gregory C. Thompson
Chief Financial Officer and Treasurer
May 15, 2009